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                    SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C.  20549



                                 FORM 8-K


                              CURRENT REPORT

                     Pursuant to Section 13 or 15 (d)
                  of the Securities Exchange Act of 1934

(Date of Report (Date of Earliest Event Reported)     October 15, 1997

                        JACKSONVILLE BANCORP, INC.

     TEXAS                         0-28070             75-2632781

(State of Incorporation)      (Commission File)        (IRS No.)


      COMMERCE AND NECHES STREET    JACKSONVILLE, TEXAS      75766

(Address of Principal Executive Offices)                   (Zip Code)



                            (903) 586-9861
          (Registrant's Telephone Number, Including Area Code)



                            NOT APPLICABLE
     (Former Name or Former Address, if changed since last report)









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          Item 5.   Other Events

          Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

          (a)  Not applicable

          (b)  Not applicable

          (c)  Exhibits:

               (99) Press Release, dated October 15, 1997
































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                                SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   Jacksonville Bancorp, Inc.



 Date:       10/15/97              By: /s/ Jerry Chancellor
                                   Jerry Chancellor
                                   President